UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2016 (July 26, 2016)

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On July 26, 2016, Bank of the Ozarks, Inc. (the “Company”) announced that it had received the unexpected resignation of Trevor Burgess, former CEO of C1 Bank, effective as of the close of business on July 26, 2016. Mr. Burgess had been expected to be the Chief Innovation Officer of the Company and its wholly-owned bank subsidiary, Bank of the Ozarks (the “Bank”). In connection with the closing of the C1 Bank acquisition, Alan Randolph, former EVP-Senior Lender of C1 Bank, was appointed Florida Division President overseeing the Bank’s 44 Florida offices. Additionally, Marcio deOliveira, former Chief Technology Officer of C1 Bank, became the President of the Innovation Labs Group of Bank of the Ozarks. While the Company is disappointed that Mr. Burgess will not continue in the Chief Innovation Officer role, the Company believes that through the leadership of Messrs. Randolph and deOliveira, it will still achieve the expected performance and results from its Florida operations and Innovations Labs Group.

Caution about Forward-Looking Statements

This Current Report on Form 8-K and other communications by the Company include certain “forward-looking statements” regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. These forward-looking statements include, among others, statements about the benefits of the C1 Bank merger, including expectations with respect to future financial and operational performance, and other statements that are not historical facts. Those statements are subject to certain risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in such forward-looking statements. These risks, uncertainties, and other factors include, but are not limited to: the possibility that any of the anticipated benefits of the C1 merger will not be realized or will not be realized within the expected time period; the risk that integration of C1 Bank’s operations with those of the Company will be materially delayed or will be more costly or difficult than expected; problems with, or additional expenses relating to, integrating or managing the acquisition; the effect of the completion of the acquisition on customer relationships and operating results; and adverse results in current or future litigation or regulatory examinations as well as other factors identified from time to time in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including those factors included in the disclosures under the headings “Forward-Looking Information” and “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected or described in such forward-looking statements. The Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.

Date: July 27, 2016	By:	/s/ Greg McKinney
	Name:	Greg McKinney
	Title:	Chief Financial Officer and Chief Accounting Officer